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                          NORTHERN INSTITUTIONAL FUNDS
                             Money Market Portfolios
                       Shares and Service & Premier Shares

                       Supplement dated September 3, 2002
                       To Prospectuses dated April 1, 2002

The following replaces the first paragraph under "Calculating Share Price" in the section of the Prospectus entitled "Account Policies and Other Information:"

Calculating Share Price. The Trust issues and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. For each class of shares of the Government Select, Tax-Exempt and Municipal Portfolios, the NAV is calculated as of 1:00 p.m., Chicago time, on each Business Day. For each class of shares of the Diversified Assets and Government Portfolios, the NAV is calculated as of 2:00 p.m., Chicago time, on each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and your exchange or redemption order is received in good order as described below.

The following replaces the first two paragraphs under "Timing of Purchase Requests" in the section of the Prospectus entitled "Account Policies and Other Information:"

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m., Chicago time, with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m., Chicago time, with respect to the Diversified Assets and Government Portfolios, will be executed on the same day they are received by the Transfer Agent or other authorized intermediary, provided that either:

..    The Transfer Agent receives the purchase price in Federal or other immediately available funds on the same Business Day by 1:00 p.m., Chicago time, with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m., Chicago time, with respect to the Diversified Assets and Government Portfolios;

..    The order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in Federal or other immediately available funds according to procedures authorized by the Trust; or

..    Payment in Federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, provided that payment is made as noted above. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority. If an Institution pays for shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

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The following replaces the paragraph under "Tax Identification Number" in the section of the Prospectus entitled "Account Policies and Other Information:"

Customer Identification Program. Federal regulations may require Northern Institutional Funds to obtain an Institution's name, business address (and mailing address if different), taxpayer identification number or other official identification when opening or reopening an account. Additional information may also be required in certain situations. Applications or purchase orders without such information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. If an Institution has applied for a taxpayer identification number, the number must be provided and certified within 60 days of the date of the application or purchase order. To the extent permitted by applicable law, Northern Institutional Funds reserve the right to place limits on account transactions until an Institution's identity is verified.

The following replaces the first three paragraphs under "Timing of Redemption and Exchange Requests" in the section of the Prospectus entitled "Account Policies and Other Information:"

Timing of Redemption and Exchange Requests. Redemption and exchange requests will be effected at the NAV next determined after your exchange order is accepted or your redemption order is received in good order. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Account Policies and Other Information - Making Changes to Your Account Information."

If either the Transfer Agent or Northern Trust (with respect to your institutional account) receives a redemption order on a Business Day by 1:00 p.m., Chicago time, with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m., Chicago time, with respect to the Diversified Assets and Government Portfolios, redemption proceeds will normally be paid in Federal funds or other immediately available funds wired or sent by check to you or, if you so choose, to your institutional account with Northern Trust, on the same Business Day.

Redemption orders received on any Business Day after the deadlines described above will be effected the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.

The following replaces the paragraph under "Early Closings" in the section of the Prospectus entitled "Account Policies and Other Information:"

Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, on any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

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The following replaces the three paragraphs under "Securities Lending" in the section of the Prospectus entitled "Risks, Securities and Techniques:"

Securities Lending. In order to generate additional income, the Diversified Assets and Government Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in short-term instruments, either directly or indirectly through other money market funds. Such investments may include any instruments that may be purchased by the Diversified Assets Portfolio. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. A Portfolio may also incur a loss in reinvesting the cash collateral it receives. The amount of income to shareholders that is taxable at the state level may increase as a result of a Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by a Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders.